This Supplement is filed pursuant to Rule 497(d) with regard to Government Securities Income Fund - GNMA Series 1X, Defined Asset Funds

The text of the supplement to the Prospectus dated December 15, 1994 is as follows:

		 Supplement dated November 8, 1995
		  to Prospectus Dated December 15, 1994
		 of Government Securities Income Fund
		GNMA Series 1X, Defined Asset Funds
  _______________________________________________________________



	  Although the Fund's Initial Offering Period has been completed, from time to time the Sponsors may deposit additional securities in connection with the creation of additional Units of the Fund, as described under Fund Structure. These Units will be offered by the Sponsors at the Public Offering Price for Secondary Market Sales as described under Public Sale of Units -- Public Offering Price.